                                                                    EXHIBIT 10.1



AMENDMENT NO.1 TO                   LOAN AGREEMENT


    This Amendment ("Amendment") dated as of August 22, 1997, is made and entered into by and among SunTrust Bank, Central Florida, National Association, having its principal office at 200 South Orange Avenue, Orlando, Florida 32801, (hereinafter referred to as "Bank"), and Consolidated Stainless, Inc., a Delaware corporation ("CSI"), of 1601 East Amelia Street, Orlando, Florida 32803, (hereinafter referred to as "Borrower").

    WHEREAS the Bank, the Borrower, and Flow Components, Inc. have entered into a Loan Agreement ("Loan Agreement") dated as of January 22, 1996, whereby the Bank has provided financing for certain items of equipment, and;

    WHEREAS on April 22, 1996 Flow Components, Inc. ("FCI") merged into Borrower, such that FCI no longer exists as a separate legal entity, and;

    WHEREAS Borrower has entered into a loan agreement with Mellon Bank, N.A., replacing SunTrust Bank, Central Florida, N.A. as its primary bank, and;

    WHEREAS the Bank and the Borrower desire to amend the Loan Agreement to incorporate certain financial covenants;

    Now, therefore, in consideration of the mutual covenants and conditions set forth herein, the Bank and the Borrower hereby agree as follows:

    1. AMENDMENT. The Loan Agreement is hereby amended by adding the contents of Exhibit A attached hereto as section 8 thereto.

    2. PROJECTIONS. Within thirty (30) days after the closing of any sale of the Components Division, Borrower shall deliver to Bank revised projections prepared in accordance with the provisions of SECTION 9.2 of the Mellon Bank Loan Agreement and giving effect to such sale. Upon its receipt and review of the revised projections, Bank may, in the exercise of its reasonable discretion, require revisions to the financial covenants set forth in SECTION 8 of the Loan Agreement. Nothing contained herein shall obligate Bank to make any modification of the financial covenants.

    3. CLOSING CONDITIONS. The effectiveness of this Amendment and the Bank's obligations hereunder are expressly conditioned upon the execution and delivery to Bank and compliance with each of the following by Borrower:

         (A) Corporate resolutions of the directors of the Borrower authorizing the execution and delivery by Borrower of this Amendment and all documents required to be delivered by Borrower hereunder and thereunder.

         (B) Any agreements, modification and/or amendments of the documentation evidencing the Subordinated Indebtedness (as such term is defined in the Mellon Bank Loan Agreement) necessary to (i) demonstrate any required consent of the holders of the Subordinated Indebtedness to the terms and conditions of this Amendment and (ii) modify the terms and conditions of such documentation to cause Borrower's compliance with all the terms and conditions thereof.

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         (C)  Any other agreements, instruments, and/or documents Bank may reasonably request.


    4. OTHER REFERENCES. All references in the Loan Agreement and all the Loan Documents to the term "LOAN DOCUMENTS" shall mean the Loan Documents as defined therein, and this Amendment, and any and all other documents executed and delivered by Borrower pursuant to and in connection herewith.

    5.   FURTHER AGREEMENTS AND REPRESENTATIONS. Borrower hereby:

         (A) Ratifies, confirms and acknowledges that the Loan Agreement, as amended hereby, and the Loan Documents continue to be valid, binding and in full force and effect;

         (B) Renews, confirms and continues all liens, security interests, rights and remedies granted to the Bank in the Loan Documents, which liens, security interests, rights and remedies shall also secure the performance by Borrower of its obligations hereunder and under the Loan Documents;

         (C) Covenants and agrees to perform all of its obligations under the Loan Agreement, as amended hereby, and the Loan Documents;

         (D) Acknowledges and agrees that as of the date hereof, Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums under the Loan Agreement or the enforcement of any of the terms of the Loan Agreement, as amended hereby, or any of the other Loan Documents;

         (E) Ratifies and confirms that all representations and warranties of the Borrower, contained in the Loan Agreement and/or the other Loan Documents, are true and complete on and as of the date hereof, as if made on and as of the date hereof.

         (F) Represents and warrants that the execution and delivery of this Amendment by Borrower and all documents and agreements to be executed and delivered pursuant to the terms hereof;

              (I) have been duly authorized by all requisite corporate action by Borrower;

              (II) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's Certificate of Incorporation or By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which Borrower is a party or by which it is bound or affected; and

              (III) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except liens in favor of the Bank or as permitted hereunder or under the Loan Documents;

         (G) Represents and warrants that, after giving effect to this Amendment, no Event of Default or event, which with the giving of notice, passage of time or both, would constitute an Event of Default exists and all of the information described in the foregoing Background is accurate and complete; and

                                     Page 2 of 4

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         (H) Acknowledges and agrees that Borrower's failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment or any other documents executed and delivered by Borrower in connection herewith will, subject to applicable notice, grace and cure periods, constitute an Event of Default under the Loan Agreement and each of the Loan Documents.

    6. NO NOVATION. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Loan Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Documents, which liens, security interests, rights or remedies are hereby ratified, confirmed, extended and continued as security for all Bank Indebtedness.

    7. NO WAIVER. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further amendments to any of the Loan Documents. Nothing contained herein constitutes a waiver or release by Bank of any rights or remedies available to Bank under the Loan Documents, at law or in equity, except as expressly provided herein.

    8. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of, this Amendment and the terms, conditions of the Loan Agremeent or the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and the Loan Documents not inconsistent herewith shall remain in full force and effect, and are hereby ratified and confirmed by Borrower.

    9. CONSTRUCTION. All references to the Loan Agreement therein or in any of the other Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended hereby.

    10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

    11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Florida.

    12. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

    13. ACKNOWLEDGMENT OF CONFESSION OF JUDGMENT PROVISIONS. BORROWER ACKNOWLEDGES AND AGREES THAT THE NOTE AND THE LOAN DOCUMENTS CONTAIN PROVISIONS WHEREBY BANK MAY ENTER JUDGMENT BY CONFESSION AGAINST BORROWER. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND HEARING ON THE QUESTION OF THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST IT BY BANK UNDER THE NOTES AND LOAN DOCUMENTS, BEFORE JUDGMENT CAN BE ENTERED, BORROWER HEREBY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO BANK ENTERING JUDGMENT AGAINST BORROWER BY CONFESSION AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. ANY PROVISION IN A CONFESSION OF JUDGMENT IN ANY OF THE LOAN DOCUMENTS FOR AN ATTORNEY'S COLLECTION COMMISSION SHALL IN NO WAY LIMIT BORROWERS'S LIABILITY TO REIMBURCE BANK FOR ALL LEGAL FEES ACTUALLY INCURRED BY BANK, EVEN IF SUCH FEES ARE IN EXCESS OF THE ATTORNEY'S COLLECTION COMMISSION PROVIDED FOR IN SUCH CONFESSION OF JUDGMENT.

                                     Page 3 of 4

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    14.  WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK WAIVE ANY RIGHT TO
TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER ANY OF THE LOAN DOCUMENTS OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER OR BANK WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT BORROWER OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.


    In witness whereof, the parties hereto have each executed this Amendment this 18th day of September, 1997, with the provisions hereof effective as of January 1, 1997.




Bank:                                       Borrower:

SunTrust Bank, Central Florida, N.A.        Consolidated Stainless, Inc.


By: /s/ Colby L. Burbank                         By: /s/ Ronald J. Adams
   ---------------------------                 --------------------------
    Colby L. Burbank                             Ronald J. Adams
    First Vice President                         President



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                                      EXHIBIT A
                         TO AMENDMENT NO. 1 TO LOAN AGREEMENT





8.  FINANCIAL COVENANTS.  As follows:

    8.1 FINANCIAL COVENANTS. Except with the prior written consent of Bank, Borrower will comply with the following:


    (A) NET INCOME. Borrower shall have Net Income (as measured quarterly on a fiscal year-to-date basis) of not less than (i) Five Hundred Thousand Dollars ($500,000.00) as of March 31, 1998, (ii) One Million Dollars ($1,000,000.00) as of June 30, 1998, (iii) One Million Five Hundred Thousand Dollars ($1,500,000.00) as of September 30, 1998, (iv) Two Million Dollars ($2,000,000.00) as of December 31, 1998, (v) Five Hundred Thousand Dollars ($500,000.00) as of March 31, 1999, (vi) One Million Dollars ($1,000,000.00) as of June 30, 1999, (vii) One Million Five Hundred Thousand Dollars ($1,500,000.00) as of September 30, 1999, (viii) Two Million Dollars ($2,000,000.00) as of December 31, 1999, (ix) Five Hundred Thousand Dollars ($500,000.00) as of March 31, 2000, (x) One Million Dollars ($1,000,000.00) as of June 30, 2000, (xi) One Million Five Hundred Thousand Dollars ($1,500,000.00) as of September 30, 2000, and (xii) Two Million Dollars ($2,000,000.00) as of December 31, 2000. In addition, commencing with the Borrower's fiscal quarter ending March 31, 1998, Borrower shall have Net Income of not less than One Hundred Fifty Thousand Dollars ($150,000.00) for each fiscal quarter.

    (B) NET LOSS. Borrower shall have a Net Loss (as measured quarterly on a fiscal year to date basis) of not more than (i) Two Million Nine Hundred Eleven Thousand Dollars ($2,911,000.00) as of December 31, 1996, (ii) Seven Hundred Seventy-Eight Thousand Dollars ($778,000.00) as of March 31, 1997,
    (iii) One Million Four Hundred Thirty-Six Thousand Dollars ($1,436,000.00) as of June 30, 1997, (iv) One Million Three Hundred Twenty Six Thousand Dollars ($1,326,000.00) as of September 30, 1997, and (v) Nine Hundred Ninety-Seven Thousand Dollars ($997,000.00) as of December 31, 1997.

    (C) NET OPERATING LOSS. Borrower's Net Operating Loss for the twelve (12) month period ended December 31, 1996 shall not be greater than One Million Five Hundred Two Thousand Dollars ($1,502,000.00).

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    (D)  EFFECTIVE NET WORTH.  Borrower shall have Effective Net Worth of not less than:

             MONTH ENDING         EFFECTIVE NET WORTH(IN DOLLARS)

               12/31/96                     8,353,000
               3/31/97                      8,093,000
               6/30/97                      7,415,000
               7/31/97                      7,397,000
               8/31/97                      7,473,000
               9/30/97                      7,619,000
               10/31/97                     7,777,000
               11/30/97                     7,933,000
               12/31/97                     8,072,000

               1/31/98                      8,277,000
               2/28/98                      8,482,000
               3/31/98                      8,686,000
               4/30/98                      8,891,000
               5/31/98                      9,096,000
               6/30/98                      9,300,000
               7/31/98                      9,505,000
               8/31/98                      9,710,000
               9/30/98                      9,914,000
               10/31/98                     10,119,000
               11/30/98                     10,324,000
               12/31/98                     10,528,000

               1/31/99                      10,711,000
               2/28/99                      10,894,000
               3/31/99                      11,076,000
               4/30/99                      11,259,000
               5/31/99                      11,442,000
               6/30/99                      11,624,000
               7/31/99                      11,807,000
               8/31/99                      11,990,000
               9/30/99                      12,172,000
               10/31/99                     12,355,000
               11/30/99                     12,538,000
               12/31/99                     12,720,000

               1/31/00                      12,903,000
               2/29/00                      13,086,000
               3/31/00                      13,268,000
               4/30/00                      13,451,000
               5/31/00                      13,634,000
               6/30/00                      13,816,000
               7/31/00                      13,999,000
               8/31/00                      14,182,000
               9/30/00                      14,364,000
               10/31/00                     14,547,000
               11/30/00                     14,730,000
               12/31/00                     14,912,000

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    (e)  CAPITAL EXPENDITURES.  Borrower shall not cause, suffer or permit to exist Capital Expenditures in excess of (i) Five Million Four Hundred Thousand Dollars ($5,400,000.00) for Borrower's fiscal year ended December 31, 1996, (ii) Seven Hundred Thousand Dollars ($700,000.00) for Borrower's fiscal year ended December 31, 1997, and (iii) Five Hundred Thousand Dollars ($500,000.00) during any fiscal year of Borrower thereafter. The foregoing permitted Capital Expenditures shall be non-cumulative as to any unused portions during any fiscal year and shall be measured as of the end of each fiscal quarter.

    (f) CURRENT RATIO. Borrower shall maintain a ratio of Current Assets to Current Liabilities of not less than (i) .99 to 1.0 as of December 31, 1996, (ii) .90 to 1.0 as of the end of each month commencing with the month ending June 30, 1997 through and including the month ending December 31, 1997, (iii) 1.0 to 1.0 as of the end of each month commencing with the month ending January 31, 1998 through and including the month ending December 31, 1998, (iv) 1.10 to 1.0 as of the end of each month commencing with the month ending January 31, 1999 through and including the month ending December 31, 1999, and (v) 1.20 to 1.0 as of the end of each month commencing with the month ending January 31, 2000 through and including the month ending December 31, 2000.

    (g) SENIOR INDEBTEDNESS TO EFFECTIVE NET WORTH. Borrower shall maintain a ratio of Senior Indebtedness to Effective Net Worth of not greater than (i)
    4.68 to 1.0 as of December 31, 1996, (ii) 5.78 to 1.0 as of March 31, 1997,
    (iii) 6.20 to 1.0 as of June 30, 1997, (iv) 5.92 to 1.0 as of September 30, 1997, (v) 5.40 to 1.0 as of December 31, 1997, (vi) 4.06 to 1.0 as of March
    31, 1998, and (vii) 4.00 to 1.0 as of June 30, 1998 and as of the end of each fiscal quarter of Borrower thereafter.

    (h) INVENTORY TURNOVER. Borrower shall maintain an Inventory Turnover Frequency of not more than (i) one hundred ninety (190) days for the six
    (6) month period ending June 30, 1997, (ii) one hundred ninety (190) days for the nine (9) month period ending September 30, 1997, (iii) one hundred eighty-five (185) days for the twelve (12) month period ending December 31, 1997, (iv) one hundred eighty-five (185) days for the three (3) month period ending March 31, 1998, (v) one hundred eighty (180) days for the six
    (6) month period ending June 30, 1998, (vi) one hundred seventy-five (175) days for the nine (9) month period ending September 30, 1998, (vii) one hundred seventy (170) days for the twelve (12) month period ending December 31, 1998, (viii) one hundred seventy (170) days for the three (3) month period ending March 31, 1999, (ix) one hundred sixty-five (165) days for the six (6) month period ending June 30, 1999, (x) one hundred sixty-five
    (165) days for the nine (9) month period ending September 30, 1999, (xi) one hundred sixty (160) days for the twelve (12) month period ending December 31, 1999, (xii) one hundred sixty (160) days for the three (3) month period ending March 31, 2000, (xiii) one hundred fifty-five (155) days for the six (6) month period ending June 30, 2000, (xiv) one hundred fifty-five (155) days for the nine (9) month period ending September 30, 2000, and (xv) one hundred fifty (150) days for the twelve (12) month period ending December 31, 2000.

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    (I)  FIXED CHARGE COVERAGE RATIO.  Borrower shall maintain a Fixed Charge
    Coverage Ratio of not less than (i) 0.70 to 1.0 for the twelve (12) month period ending December 31, 1997, (ii) 1.25 to 1.0 for the twelve (12) month period ending December 31, 1998, (iii) 1.5 to 1.0 for the twelve (12) month period ending December 31, 1999, and (iv) 1.5 to 1.0 for the twelve (12) month period ending December 31, 2000."

    8.2 COVENANT CERTIFICATION. Borrower shall, within 15 days of the end of each quarter, provide the Bank with a covenant certification setting forth, for each covenant (a) through (i), compliance or non-compliance, as the case may be. Such certification shall include the specific financial data used in each computation and shall use the definition of terms as to such financial data as are set forth in the Mellon Bank loan agreement, as such definitions are amended from time to time, which definitions are incorporated herein by reference.


                                  CONSOLIDATED STAINLESS, INC.

                                  By: /s/ Ronald J. Adams
                                     ---------------------------
                                       Ronald J. Adams
                                       President










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